Exhibit 99.1
Apartment Investment and Management Company
Financial and Share Information Adjusted for Special Dividends – February 2009
In December 2007, July 2008, October 2008, and December 2008, Aimco declared special dividends, which were paid in a combination of cash and stock. Accounting principles generally accepted in the United States (GAAP) require that all reported per share data, for current and prior periods, be adjusted to reflect the issuance of the shares in connection with these special dividends as if such shares had been issued at the beginning of the earliest period presented.
The purpose of this document is to provide additional information to users of Aimco’s financial information to facilitate an understanding of the effect of shares issued in connection with the special dividends on previously reported Earnings per share, Funds from Operations per share and Adjusted Funds from Operations per share. The analyses that follow this summary represent the detailed computations of the adjustments to these metrics resulting from the retroactive adjustments to reported weighted average shares and share equivalents as required by GAAP on a quarterly and annual basis for the years 2008, 2007 and 2006.
The number of shares issued and the percentage increase in shares outstanding on the record dates as a result of the special dividends were as follows:

Dividend payment date	January 30, 2008	August 29, 2008	December 1, 2008	January 29, 2009
Shares issued	4,594,074	5,731,310	12,572,267	15,627,330
Percentage increase in shares outstanding on record date	4.95%	6.70%	14.18%	15.45%

Apartment Investment and Management Company
Financial Results
(per share) (unaudited)

	4Q 2008	3Q 2008	2Q 2008	1Q 2008	4Q 2007	3Q 2007	2Q 2007	1Q 2007	4Q 2006	3Q 2006	2Q 2006	1Q 2006
Earnings — EPS
Before effect of special dividends	$(0.05)	$1.81	$2.76	$(0.43)	$(0.28)	$(0.22)	$0.03	$0.09	$0.69	$(0.48)	$0.17	$0.63
Effect of December 2007 special dividend	—	—	—	—	0.01	0.01	(0.00)	(0.00)	(0.03)	0.01	(0.01)	(0.03)
Effect of July 2008 special dividend	—	—	(0.17)	0.03	0.02	0.01	(0.00)	(0.01)	(0.04)	0.04	(0.01)	(0.04)
Effect of October 2008 special dividend	—	(0.22)	(0.32)	0.05	0.03	0.02	(0.01)	(0.01)	(0.08)	0.05	(0.02)	(0.07)
Effect of December 2008 special dividend	—	(0.21)	(0.31)	0.05	0.03	0.03	(0.00)	(0.01)	(0.07)	0.05	(0.02)	(0.06)

Adjusted EPS	$(0.05)	$1.38	$1.96	$(0.30)	$(0.19)	$(0.15)	$0.02	$0.06	$0.47	$(0.33)	$0.11	$0.43

Funds from operations — FFO
Before effect of special dividends	$(0.39)	$0.82	$0.83	$0.72	$0.87	$0.83	$0.88	$0.74	$0.88	$0.74	$0.73	$0.68
Effect of December 2007 special dividend	—	—	—	—	(0.04)	(0.04)	(0.04)	(0.04)	(0.04)	(0.03)	(0.03)	(0.03)
Effect of July 2008 special dividend	—	—	(0.05)	(0.04)	(0.05)	(0.05)	(0.05)	(0.04)	(0.05)	(0.04)	(0.04)	(0.04)
Effect of October 2008 special dividend	—	(0.10)	(0.10)	(0.09)	(0.10)	(0.09)	(0.10)	(0.08)	(0.10)	(0.09)	(0.09)	(0.07)
Effect of December 2008 special dividend	0.05	(0.10)	(0.09)	(0.08)	(0.09)	(0.08)	(0.09)	(0.08)	(0.09)	(0.07)	(0.07)	(0.08)

Adjusted FFO	$(0.34)	$0.62	$0.59	$0.51	$0.59	$0.57	$0.60	$0.50	$0.60	$0.51	$0.50	$0.46

FFO before impairment and preferred redemption charges
Before effect of special dividends	$(0.24)	$0.84	$0.90	$0.72	$0.92	$0.86	$0.88	$0.75	$0.88	$0.78	$0.73	$0.70
Effect of December 2007 special dividend	—	—	—	—	(0.04)	(0.04)	(0.04)	(0.04)	(0.04)	(0.03)	(0.04)	(0.03)
Effect of July 2008 special dividend	—	—	(0.06)	(0.04)	(0.06)	(0.05)	(0.05)	(0.04)	(0.05)	(0.05)	(0.04)	(0.04)
Effect of October 2008 special dividend	—	(0.10)	(0.10)	(0.09)	(0.10)	(0.10)	(0.10)	(0.08)	(0.10)	(0.09)	(0.08)	(0.08)
Effect of December 2008 special dividend	0.03	(0.10)	(0.10)	(0.08)	(0.09)	(0.09)	(0.09)	(0.08)	(0.09)	(0.08)	(0.07)	(0.07)

Adjusted FFO before impairment and preferred redemption charges	$(0.21)	$0.64	$0.64	$0.51	$0.63	$0.58	$0.60	$0.51	$0.60	$0.53	$0.50	$0.48

Adjusted funds from operations — AFFO
Before effect of special dividends	$(0.52)	$0.57	$0.66	$0.51	$0.65	$0.58	$0.64	$0.58	$0.73	$0.58	$0.53	$0.55
Effect of December 2007 special dividend	—	—	—	—	(0.03)	(0.03)	(0.03)	(0.03)	(0.04)	(0.03)	(0.02)	(0.03)
Effect of July 2008 special dividend	—	—	(0.04)	(0.03)	(0.04)	(0.03)	(0.04)	(0.03)	(0.04)	(0.03)	(0.03)	(0.03)
Effect of October 2008 special dividend	—	(0.07)	(0.08)	(0.06)	(0.07)	(0.06)	(0.07)	(0.06)	(0.08)	(0.07)	(0.06)	(0.06)
Effect of December 2008 special dividend	0.07	(0.07)	(0.07)	(0.06)	(0.07)	(0.07)	(0.06)	(0.07)	(0.07)	(0.06)	(0.06)	(0.06)

Adjusted AFFO	$(0.45)	$0.43	$0.47	$0.36	$0.44	$0.39	$0.44	$0.39	$0.50	$0.39	$0.36	$0.37

Apartment Investment and Management Company
Financial Results
(per share) (unaudited)

	2008	2007	2006
Earnings — EPS
Before effect of special dividends	$3.45	$(0.38)	$1.00
Effect of December 2007 special dividend	—	0.02	(0.05)
Effect of July 2008 special dividend	—	0.02	(0.06)
Effect of October 2008 special dividend	—	0.04	(0.11)
Effect of December 2008 special dividend	(0.47)	0.04	(0.10)

Adjusted EPS	$2.98	$(0.26)	$0.68

Funds from operations — FFO
Before effect of special dividends	$1.67	$3.32	$3.04
Effect of December 2007 special dividend	—	(0.15)	(0.14)
Effect of July 2008 special dividend	—	(0.20)	(0.18)
Effect of October 2008 special dividend	—	(0.36)	(0.33)
Effect of December 2008 special dividend	(0.22)	(0.35)	(0.32)

Adjusted FFO	$1.45	$2.26	$2.07

FFO before impairment and preferred redemption charges
Before effect of special dividends	$1.89	$3.41	$3.09
Effect of December 2007 special dividend	—	(0.16)	(0.14)
Effect of July 2008 special dividend	—	(0.20)	(0.18)
Effect of October 2008 special dividend	—	(0.38)	(0.34)
Effect of December 2008 special dividend	(0.25)	(0.36)	(0.33)

Adjusted FFO before impairment and preferred redemption charges	$1.64	$2.31	$2.10

Adjusted funds from operations — AFFO
Before effect of special dividends	$1.00	$2.45	$2.39
Effect of December 2007 special dividend	—	(0.11)	(0.11)
Effect of July 2008 special dividend	—	(0.15)	(0.14)
Effect of October 2008 special dividend	—	(0.27)	(0.26)
Effect of December 2008 special dividend	(0.14)	(0.25)	(0.26)

Adjusted AFFO	$0.86	$1.67	$1.62

Apartment Investment and Management Company
Calculation of Weighted Average Common Shares Outstanding
(in thousands) (unaudited)

	4Q 2008	3Q 2008	2Q 2008	1Q 2008	4Q 2007	3Q 2007	2Q 2007	1Q 2007	4Q 2006	3Q 2006	2Q 2006	1Q 2006
Earnings — EPS weighted average common shares outstanding, diluted
Before effect of special dividends	99,805	90,266	87,790	90,973	93,463	95,017	95,973	95,971	95,715	96,061	96,071	95,183
Effect of December 2007 special dividend	—	—	—	—	4,523	4,522	4,521	4,523	4,530	4,525	4,519	4,516
Effect of July 2008 special dividend	—	—	5,882	6,095	6,565	6,669	6,733	6,733	6,716	6,739	6,740	6,680
Effect of October 2008 special dividend	—	12,783	13,287	13,769	14,830	15,065	15,210	15,210	15,172	15,223	15,224	15,089
Effect of December 2008 special dividend	15,420	15,913	16,525	17,124	18,444	18,737	18,917	18,916	18,870	18,934	18,935	18,767

Adjusted EPS weighted average common shares outstanding, diluted	115,225	118,962	123,484	127,961	137,825	140,010	141,354	141,353	141,003	141,482	141,489	140,235

Funds from operations — FFO weighted average common shares outstanding, diluted
Before effect of special dividends	99,805	92,772	90,618	93,168	96,437	96,287	99,200	99,981	99,906	99,984	97,566	96,635
Effect of December 2007 special dividend	—	—	—	—	4,672	4,587	4,646	4,690	4,704	4,655	4,598	4,592
Effect of July 2008 special dividend	—	—	6,070	6,241	6,772	6,755	6,949	7,001	6,997	7,002	6,839	6,778
Effect of October 2008 special dividend	—	13,138	13,692	14,088	15,266	15,200	15,565	15,626	15,621	15,673	15,365	15,232
Effect of December 2008 special dividend	15,420	16,355	17,045	17,530	19,014	18,951	19,465	19,586	19,576	19,608	19,178	19,006

Adjusted FFO weighted average common shares outstanding, diluted	115,225	122,265	127,425	131,027	142,161	141,780	145,825	146,884	146,804	146,922	143,546	142,243

FFO before impairment and preferred redemption charges weighted average common shares outstanding, diluted
Before effect of special dividends	99,805	92,792	90,637	93,168	96,437	96,287	99,200	99,981	99,906	100,038	97,566	96,635
Effect of December 2007 special dividend	—	—	—	—	4,672	4,587	4,646	4,690	4,704	4,658	4,598	4,592
Effect of July 2008 special dividend	—	—	6,072	6,241	6,772	6,755	6,949	7,001	6,997	7,006	6,839	6,778
Effect of October 2008 special dividend	—	13,141	13,695	14,088	15,266	15,200	15,565	15,626	15,621	15,682	15,365	15,232
Effect of December 2008 special dividend	15,420	16,359	17,049	17,530	19,014	18,951	19,465	19,586	19,576	19,619	19,178	19,006

Adjusted FFO before impairment and preferred redemption charges weighted average common shares outstanding, diluted	115,225	122,292	127,453	131,027	142,161	141,780	145,825	146,884	146,804	147,003	143,546	142,243

Adjusted funds from operations — AFFO weighted average common shares outstanding, diluted
Before effect of special dividends	99,805	90,376	88,389	91,267	94,371	96,201	99,128	99,981	99,834	99,957	97,475	96,539
Effect of December 2007 special dividend	—	—	—	—	4,570	4,583	4,642	4,690	4,700	4,654	4,593	4,587
Effect of July 2008 special dividend	—	—	5,921	6,114	6,627	6,749	6,944	7,001	6,992	7,000	6,833	6,771
Effect of October 2008 special dividend	—	12,799	13,355	13,800	14,938	15,186	15,554	15,626	15,610	15,669	15,351	15,217
Effect of December 2008 special dividend	15,420	15,932	16,625	17,172	18,606	18,934	19,451	19,586	19,562	19,603	19,160	18,987

Adjusted AFFO weighted average common shares outstanding, diluted	115,225	119,107	124,290	128,353	139,112	141,653	145,719	146,884	146,698	146,883	143,412	142,101

Apartment Investment and Management Company
Calculation of Weighted Average Common Shares Outstanding
(in thousands) (unaudited)

	2008	2007	2006
Earnings — EPS weighted average common shares outstanding, diluted
Before effect of special dividends	104,992	95,106	95,758
Effect of December 2007 special dividend	—	4,523	4,522
Effect of July 2008 special dividend	—	6,675	6,719
Effect of October 2008 special dividend	—	15,079	15,177
Effect of December 2008 special dividend	16,221	18,754	18,877

Adjusted EPS weighted average common shares outstanding, diluted	121,213	140,137	141,053

Funds from operations — FFO weighted average common shares outstanding, diluted
Before effect of special dividends	107,398	97,983	98,522
Effect of December 2007 special dividend	—	4,643	4,714
Effect of July 2008 special dividend	—	6,869	6,904
Effect of October 2008 special dividend	—	15,414	15,473
Effect of December 2008 special dividend	16,588	19,254	19,342

Adjusted FFO weighted average common shares outstanding, diluted	123,986	144,163	144,955

FFO before impairment and preferred redemption charges weighted average common shares outstanding, diluted
Before effect of special dividends	107,409	97,983	98,536
Effect of December 2007 special dividend	—	4,643	4,714
Effect of July 2008 special dividend	—	6,869	6,905
Effect of October 2008 special dividend	—	15,414	15,475
Effect of December 2008 special dividend	16,590	19,254	19,345

Adjusted FFO before impairment and preferred redemption charges weighted average common shares outstanding, diluted	123,999	144,163	144,975

Adjusted funds from operations — AFFO weighted average common shares outstanding, diluted
Before effect of special dividends	105,457	97,421	98,451
Effect of December 2007 special dividend	—	4,621	4,710
Effect of July 2008 special dividend	—	6,830	6,899
Effect of October 2008 special dividend	—	15,326	15,462
Effect of December 2008 special dividend	16,287	19,144	19,328

Adjusted AFFO weighted average common shares outstanding, diluted	121,744	143,342	144,850